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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 23, 1999 included in Startec Global Communications Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this registration statement.


                                            ARTHUR ANDERSEN LLP


Vienna, Virginia
December 22, 1999